Create Your Balance NASDAQ Global Select Market: UBNK First Quarter 2019 Earnings

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. NASDAQ: UBNK 2

Corporate Contacts William H. W. Crawford, IV Chief Executive Officer and President Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com NASDAQ: UBNK 3

Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Financial Highlights 12 NASDAQ: UBNK 4

Branch Network 3rd largest public bank headquartered in CT with $7.34 billion in assets 59 branches concentrated in Central CT and Western MA #3 market share in combined Hartford / Springfield MSA $92 million in average deposits per branch (6/30/18 Branch level reporting; Source: FDIC Summary of Deposits Report) NASDAQ: UBNK 5

Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Population Markets Population 35-54 Average HHI Median Age Hartford MSA 1,208,776 306,176 106,072 41 Springfield MSA 632,910 147,518 81,002 39 Main Operational Markets Worcester MSA 948,257 246,610 100,309 41 New Haven County 859,504 216,819 97,217 41 Opportunity Markets Fairfield County 953,173 253,644 147,219 40 Total 4,602,620 1,170,767 107,878 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population NOTE: Data sourced from SNL analysis as of April 2019 NASDAQ: UBNK 6

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer & President	30/8	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	15/8	FDIC, Fitch Ratings, Alliance Bernstein
Craig W. Hurty	Chief Human Resources Officer	35/5	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	31/13	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	28/6	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	33/5	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	33/3	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	27/7	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 385,155 shares of stock and options*
- UBNK management owns 983,034 shares of stock and options*
- UBNK Non-Executive Officer Directors own 481,100 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/18.

united financial bancorp, inc.

NASDAQ: UBNK

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Four Key Objectives Objective Progress Align earning asset growth with organic capital and low (a) YoY total deposit growth of 7.2% vs. 6.5% for total 1. cost core deposit generation to maintain strong capital loans; (b) YoY non-interest bearing deposit growth of and liquidity 3.2%; (c) YoY capital growth of 4.5%. Re-Mix cash flows into better yielding risk adjusted 2. return on assets with lower funding costs relative to (a) Continued discipline with RAROC model; (b) peers. Continued focus on C&I, up 8.7% YoY. Invest in people, systems, and technology to grow 3. revenue and improve customer experience while (a) Annualized NIE/AA of 2.13% in 1Q19; (b) Focus on maintaining attractive cost structure. leveraging recent investments Grow operating revenue, maximize operating earnings, (a) TBV/share increased 4.7% YOY; (b) annualized 4. grow tangible book value, pay dividend. Achieve more dividend yield of 3.2%. revenue into NII and core fee income. NASDAQ: UBNK 8

Consumer Banking Diverse products designed to meet the needs of our consumer customers. Consumer Loan Detail as of 3/31/2019 Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth Other • Mortgage Sales team originated $31.9 million of consumer residential mortgage loans in Q1 2019. Participate in 18% secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships Home equity 25% with growth in Home Equity and lines of credit. Residential 56% • United Wealth Management serving over 50 banking Construction 1% offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine ($2.35 Bn, or 41% of loans) division. NASDAQ: UBNK 9

Wholesale Banking Robust offering of products to support commercial Commercial Loan Detail as of 3/31/2019 customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team C&I 27% focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor Investor CRE 57% Owner-Occupied CRE CRE has remained essentially flat for four quarters. 13% Regional CRE program provides geographic diversity in Construction 3% strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.39 Bn, or 59% of loans) NASDAQ: UBNK 10

Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type C&I & Owner Occupied CRE by Industry $2,027 Million $1,360 Million NASDAQ: UBNK 11

Financial Highlights NASDAQ: UBNK 12

First Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 12,165 $ 15,787 Loan Income 1,537 9,984 Investment Income (546) (264) Interest Expense (2,416) (9,326) Net Interest Income (1,425) 394 Provision 575 (104) Net Interest Income after Provision (850) 290 Service Charges and Fees (1,262) 26 Security Gains/Losses 712 621 Bank-owned Life Insurance Income 429 300 Mortgage Banking (107) (1,138) Gains/Losses on Limited Partnerships (198) (13) Other (87) (105) Non-Interest Income (513) (309) Salaries and Benefits 3,139 (1,004) Service Bureau Fees 272 181 Occupancy Expense 844 (591) Professional Fees (157) (129) Marketing 250 (173) FDIC (48) 80 Other 231 (815) Non-Interest Expense 4,531 (2,451) Taxes (2,676) (660) Total Change 492 (3,130) Actual Ending Balance $ 12,657 $ 12,657 NASDAQ: UBNK 13

Tangible Book Value and Dividend Return NASDAQ: UBNK 14

Swap and Mortgage Contribution to Total Revenue NASDAQ: UBNK 15

Forecast Actual Actual Actual Forecast Q1 2019 Q4 2018 FY 2018 FY 2019 Tax Equivalent Net Interest Margin 2.81% 2.90% 2.92% 2.80-2.85%^ Loan Growth 5.3%* 9.3%* 5.9% 4.0-6.0% Provision / Average Gross Loans 0.14%* 0.19%* 0.16% 0.16% - 0.18% Non-Interest Income $9.0 million $9.5 million $36.7 million $36 - 38 million Non-Interest Expense $39.2 million $43.7 million $157.8 million $154 - 156 million Effective Tax Rate (YTD) 13.8% 2.6% 2.6% 14-16% Average Diluted Shares (000's) 50,907 50,970 51,012 51,200 *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^5bp decline effective Jan 1, 2019 related to amortization of municipal securities due to ASU 2017-08 Subtopic 310-20 NASDAQ: UBNK 16

Investment in D.C. Solar Tax-Advantaged Funds

- The Company invests, as a limited liability member, in Solar Eclipse Investment Fund X, LLC, Solar Eclipse Investment Fund XV, LLC, and Solar Eclipse Investment Fund XXII, LLC., all of which are borrowers of and lessees to D.C Solar Solutions, Inc. and D.C Solar Distribution, Inc., respectively. The funds generate solar investment tax credits for the Company.
- Loss considerations relate to recent bankruptcy filings by D.C. Solar Solutions, Inc. and D.C. Solar Distribution, Inc. and fraud allegations brought against the companies.

United Financial Bancorp, Inc.	Actual 12/31/18	Estimated^	Proforma*
Tangible Common Equity to Tangible Assets	8.15%	8.34%	7.80%
Tier 1 Capital Ratio	10.40%	10.36%	9.76%
Total Capital to Risk Weighted Assets Ratio	12.60%	12.57%	11.97%
Tier 1 to Total Average Assets Ratio	8.43%	8.27%	7.79%

United Bank	Actual 12/31/18	Estimated^	Proforma*
Tier 1 Capital Ratio	10.95%	10.81%	10.72%
Total Capital to Risk Weighted Assets Ratio	11.87%	11.75%	11.66%
Tier 1 to Total Average Assets Ratio	8.99%	8.75%	8.68%

* At this time, no measurable loss has been estimated but the Company believes a loss is more likely than not. The proforma ratios above are illustrative and contemplate impact on capital if a complete loss ($41.7 million at the consolidated level and $11.8 million at the bank level) on the LLC investments. This total exposure does not include litigation exposure, potential costs, penalties, interest or recoveries.

^Note: Presented as estimates for March 31, 2019, within a range of +/- 5 bps.

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NASDAQ: UBNK
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Select Financial Data Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Tangible Common Equity ("TCE") $601.8 million $589.7 million $591.0 million $582.7 million $573.6 million Total Capital to Risk Weighted Assets Ratio^ 12.57% 12.60% 12.91% 12.80% 12.72% Tier 1 to Total Average Assets Ratio^ 8.27% 8.43% 8.52% 8.46% 8.32% Dividend Payout Ratio 48.0% 50.0% 37.5% 38.7% 38.7% Annualized Dividend Yield* 3.2% 3.0% 2.7% 2.8% 2.9% Buy Back Activity (shares) N/A 239,000 N/A N/A 94,900 Buy Back Activity (average stock price) N/A $15.09 N/A N/A $16.35 Remaining Authorization (shares) 834,636 834,636 1,073,636 1,073,636 1,073,636 ^Note: Presented as estimates for March 31, 2019 and actual for remaining periods *Note: Dividend yield is calculated using the average closing stock price during the quarter NASDAQ: UBNK 18

NIE/Average Assets/FTE Employees 900 774 770 761 800 3.5% 718 683 697 700 600 2.5% 500 2.13% 342 400 300 1.5% 200 100 0.5% 0 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Q1* Period Ending NIE/AA Employees *NIE/Average Assets calculation is annualized. NASDAQ: UBNK 19

Balance Sheet Trends

Balance Sheet ($ in thousands)	1Q2019	4Q2018	3Q2018	2Q2018	1Q2018	QoQ 1Q19 vs 4Q18 $ Change	QoQ 1Q19 vs 4Q18 %	YoY 1Q19 vs 1Q18 $ Change	YoY 1Q19 vs 1Q18 %
ASSETS									
Cash and cash equivalents	$ 155,173	$ 97,964	$ 78,595	$ 109,175	$ 69,242	$ 57,209	58.4 %	$ 85,931	124.1%
Securities	848,541	973,347	972,035	1,006,135	1,031,277	(124,806)	(12.8)	(182,736)	(17.7)
Loans held for sale	16,172	78,788	86,948	85,458	63,394	(62,616)	(79.5)	(47,222)	(74.5)
Residential real estate	1,322,423	1,313,373	1,283,126	1,252,001	1,235,197	9,050	0.7	87,226	7.1
Home equity	583,368	583,454	579,907	588,638	582,285	(86)	—	1,083	0.2
Other consumer	425,854	410,249	369,781	332,402	310,439	15,605	3.8	115,415	37.2
Residential construction	13,620	20,632	32,750	32,063	37,579	(7,012)	(34.0)	(23,959)	(63.8)
Investor non-occupied CRE	1,932,137	1,911,070	1,888,848	1,927,960	1,842,898	21,067	1.1	89,239	4.8
Owner occupied CRE	439,366	443,398	434,906	418,338	442,938	(4,032)	(0.9)	(3,572)	(0.8)
Commercial business	920,165	886,770	861,030	841,142	846,182	33,395	3.8	73,983	8.7
Commercial construction (ADC)	94,649	87,493	78,235	82,883	84,717	7,156	8.2	9,932	11.7
Loans - net	5,697,442	5,622,589	5,495,277	5,441,766	5,349,044	74,853	1.3	348,398	6.5
Deferred tax asset, net	27,600	32,706	31,473	30,190	28,710	(5,106)	(15.6)	(1,110)	(3.9)
Premises and equipment, net	63,863	68,657	67,612	67,614	67,619	(4,794)	(7.0)	(3,756)	(5.6)
Operating lease right-of-use assets	44,377	—	—	—	—	44,377	—	44,377	—
Financing lease right-of-use assets	4,356	—	—	—	—	4,356	—	4,356	—
Intangible Assets	122,334	122,796	118,842	119,130	119,435	(462)	(0.4)	2,899	2.4
Cash surrender value of BOLI	194,496	193,429	181,928	180,490	179,556	1,067	0.6	14,940	8.3
Other Assets*	165,586	166,598	174,788	168,638	160,397	(1,012)	(0.6)	5,189	3.2
Total Assets	$7,339,940	$7,356,874	$ 7,207,498	$7,208,596	$7,068,674	$ (16,934)	(0.2)%	$ 271,266	3.8%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 777,969	$ 799,785	$ 759,210	$ 770,982	$ 753,575	$ (21,816)	(2.7)%	$ 24,394	3.2%
Interest-bearing	4,886,283	4,870,814	4,741,153	4,622,394	4,528,935	15,469	0.3	357,348	7.9
Total Deposits	5,664,252	5,670,599	5,500,363	5,393,376	5,282,510	(6,347)	(0.1)	381,742	7.2
Mortgagors' and investor escrow accounts	11,510	4,685	9,597	14,526	11,096	6,825	145.7	414	3.7
FHLB advances and other borrowing	826,668	899,626	926,592	1,041,896	1,030,735	(72,958)	(8.1)	(204,067)	(19.8)
Operating lease liabilities	56,265	—	—	—	—	56,265	—	56,265	—
Financing lease liabilities	4,585	—	—	—	—	4,585	—	4,585	—
Accrued expenses and other liabilities	52,562	69,446	61,128	56,921	51,333	(16,884)	(24.3)	1,229	2.4
Total liabilities	6,615,842	6,644,356	6,497,680	6,506,719	6,375,674	(28,514)	(0.4)	240,168	3.8
Total stockholders' equity	724,098	712,518	709,818	701,877	693,000	11,580	1.6	31,098	4.5
Total liabilities and stockholders' equity	$7,339,940	$7,356,874	$ 7,207,498	$7,208,596	$7,068,674	$ (16,934)	(0.2)%	$ 271,266	3.8%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets

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NASDAQ: UBNK

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Investment Portfolio Portfolio Stats ($ in millions) 2019 Q1 2018 Q4 Investment Portfolio Summary (Total) March 31, 2019 Average balance $ 967 $ 968 Yield 3.23% 3.53% Corp Debt Average Rating AA AA+ 11% Actual MBS Portfolio $ 508 $ 551 Agency MBS 24% Agency CMO Total Portfolio Duration (years) 3.4 3.8 15% Summary of Quarterly Securities 2019 Q1 2018 Q4 Purchases Muni Agency CCMO Average Yield 3.97% 3.58% 10% Average Rating AA- AA- 18% CLO Agency CMBS 19% 3% Total Securities/Assets (%) 25.0 17.5 20.0 17.0 16.3 16.0 16.3 15.8 15.5 15.0 14.6 14.0 13.5 13.2 15.0 11.6 10.0 5.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 16 16 16 16 17 17 17 17 18 18 18 18 19 20 20 20 20 20 20 20 20 20 20 20 20 20 NASDAQ: UBNK 21

Asset Quality ($ in thousands, except percentage data) 2019Q1 2018Q4 2018Q3 2018Q2 2018Q1 Non-accrual loans $ 23,720 $ 23,706 $ 20,506 $ 22,087 $ 23,436 TDR - non-accruing 5,479 6,971 6,706 7,330 8,308 Total non-performing loans 29,199 30,677 27,212 29,417 31,744 OREO 1,429 1,389 1,808 1,855 1,935 Total non-performing assets $ 30,628 $ 32,066 $ 29,020 $ 31,272 $ 33,679 NPLs to total loans 0.51% 0.54% 0.49% 0.54% 0.59% NPAs to total assets 0.42% 0.44% 0.40% 0.43% 0.48% Net charge offs $ 1,638 $ 891 $ 1,261 $ 1,102 $ 1,123 Annualized NCOs to average loans 0.11% 0.06% 0.09% 0.08% 0.08% Allowance for loan losses to non-performing loans 178.23% 168.32% 183.41% 167.12% 150.94% Allowance for loan losses to total loans 0.91% 0.91% 0.90% 0.90% 0.89% Provision for loan losses (annualized)/Average Loans 0.14% 0.19% 0.14% 0.17% 0.14% NASDAQ: UBNK 22

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Hartford**	**CT**	**UBNK**	**285%**	**(21)%**	**22%**	**(4)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	238%	(39)%	20%	(9)%
Webster Financial Corporation	Waterbury	CT	WBS	163%	13%	16%	(4)%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	238%	11%	34%	(10)%
Independent Bank Corp.	Rockland	MA	INDB	290%	(10)%	52%	(12)%
Brookline Bancorp, Inc.	Boston	MA	BRKL	348%	2%	22%	1%
Century Bancorp, Inc.	Medford	MA	CNBKA	29%	(3)%	4%	(1)%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	312%	(5)%	47%	6%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	649%	215%	111%	15%
Camden National Corporation	Camden	ME	CAC	250%	61%	29%	3%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	261%	(10)%	80%	(21)%
Community Bank System, Inc.	De Witt	NY	CBU	103%	25%	20%	4%
NBT Bancorp Inc.	Norwich	NY	NBTB	170%	11%	23%	(6)%
Sterling Bancorp	Montebello	NY	STL	282%	—%	8%	(8)%
			High	649%	215%	111%	15%
			Low	29%	(39)%	4%	(21)%
			Mean	256%	21%	36%	(3)%
			Median	250%	2%	23%	(4)%
			UBNK Ranking out of 14 (ascending):	***10***	***2***	***7***	***7***

NOTE: All financial data as of December 31, 2018
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
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Loan and Deposit Composition Loan Composition at March 31, 2019 Loan Composition at March 31, 2018 Loan Composition at March 31, 2017 Other Consumer: 7% Other Consumer: 5% Resi Construction: 1% Resi Construction: 1% OOCRE: 8% Resi Construction: 1% Other Consumer: 6% OOCRE: 8% Home Equity: 10% OOCRE: 9% Home Equity: 10% Home Equity: 11% Investor CRE: Investor CRE: Investor CRE: 33% Residential: 24% Residential: 23% 33% 33% Residential: 23% C&I: 16% C&I: 16% C&I: 16% Comm Construction: Comm Construction: 2% Comm Construction: 2% 2% Total Loans at 03/31/19: $5.72 billion Total Loans at 03/31/18: $5.38 billion Total Loans at 03/31/17: $4.94 billion Deposit Composition at March 31, 2019 Deposit Composition at March 31, 2018 Deposit Composition at March 31, 2017 Demand & Demand & Time Demand & Time NOW: 26% Time Deposits: 32% NOW: 30% NOW: 30% Deposits: 34% Deposits: 34% Regular Savings: 11% Regular Savings: Regular Savings: 9% Money Market: Money Market: 26% 10% Money Market: 29% 29% Total Deposits at 03/31/19: $5.66 billion Total Deposits at 03/31/18: $5.28 billion Total Deposits at 03/31/17: $4.79 billion NASDAQ: UBNK 24

Diversified Deposit Funding Sources Non-Interest Bearing Deposit Growth Trend Transaction Account Growth Trend $5.66 B $5.67 B $5.66 B $5.67 B $5.20 B $5.20 B $4.71 B 799,785 777,969 $4.71B 1,653,574 1,692,713 $4.44B 778,576 $4.44 B 708,050 1,573,404 657,718 1,019,161 1,206,722 4,419,645 4,870,814 4,886,283 3,779,353 4,003,122 3,417,910 3,504,450 3,624,817 4,017,025 3,971,539 15 16 17 18 19 15 16 17 18 19 20 20 20 20 20 20 20 20 20 20 Q1 Q1 Non-Interest Bearing CAGR: 5%, Interest Bearing CAGR: 8% Transaction CAGR: 17%, Non-Transaction CAGR: 5% Interest Bearing Non-Interest Bearing Non-Transaction Accounts Transaction Accounts Deposit Composition at 03/31/2019 Deposit Composition at 03/31/2018 Checking: Checking: 30% 30% CD: 32% CD: 34% Savings: 9% Savings: 10% Retail Retail MMDA: Business MMDA: 16% Business MMDA: 13% 13% MMDA: 13% NASDAQ: UBNK 25

Non-GAAP Reconciliation Three Months Ended March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 Net Income (GAAP) $ 12,657 $ 12,165 $ 16,308 $ 15,646 $ 15,787 Non-GAAP adjustments: Non-interest income (1,158) (25) 58 (271) (342) Non-interest expense — 2,677 (129) 215 — Income tax benefit related to tax reform — (1,717) — — — Related income tax (benefit) expense 155 (557) 15 (93) 72 Net adjustment (1,003) 378 (56) (149) (270) Total non-GAAP net income $ 11,654 $ 12,543 $ 16,252 $ 15,497 $ 15,517 Net interest income (GAAP) $ 46,937 $ 48,362 $ 48,429 $ 48,181 $ 46,543 Non-interest income (GAAP) $ 8,980 $ 9,493 $ 9,555 $ 8,360 $ 9,289 Non-GAAP adjustments: Net (gain) loss on sales of securities (737) (25) 58 (62) (116) BOLI claim benefit (421) — — (209) (226) Net adjustment (1,158) (25) 58 (271) (342) Total non-GAAP non-interest income 7,822 9,468 9,613 8,089 8,947 Total non-GAAP net interest income 46,937 48,362 48,429 48,181 46,543 Total non-GAAP revenue $ 54,759 $ 57,830 $ 58,042 $ 56,270 $ 55,490 NASDAQ: UBNK 26

Non-GAAP Reconciliation (cont.) Three Months Ended March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 Non-interest expense (GAAP) $ 39,187 $ 43,718 $ 38,943 $ 38,370 $ 36,736 Non-GAAP adjustments: Lease exit/disposal cost obligation — (466) 129 (215) — Effect of position eliminations — (2,211) — — — Net adjustment — (2,677) 129 (215) — Total non-GAAP non-interest expense $ 39,187 $ 41,041 $ 39,072 $ 38,155 $ 36,736 Total loans $ 5,731,582 $ 5,656,439 $ 5,528,583 $ 5,475,427 $ 5,382,235 Non-covered loans (1) (658,455) (675,112) (708,621) (729,947) (771,802) Total covered loans $ 5,073,127 $ 4,981,327 $ 4,819,962 $ 4,745,480 $ 4,610,433 Allowance for loan losses $ 52,041 $ 51,636 $ 49,909 $ 49,163 $ 47,915 Allowance for loan losses to total loans 0.91% 0.91% 0.90% 0.90% 0.89% Allowance for loan losses to total covered loans 1.03% 1.04% 1.04% 1.04% 1.04% (1) Represents acquired loans that were recorded at fair value. These loans carry no allowance for loan losses for the periods reflected above. NASDAQ: UBNK 27